UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2018

Date of Report (Date of Earliest Event Reported)

Fortive Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37654	47-5654583
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 Seaway Blvd

Everett, WA 98203

(Address of principal executive offices)

Registrant’s telephone number, including area code: (425) 446-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The Company is filing this Current Report on Form 8-K to provide supplemental audited and unaudited historical financial information regarding the Company’s Automation & Specialty Business, which, as previously disclosed in the Company’s Current Report on Form 8-K filed March 7, 2018, the Company has agreed to combine with Altra Industrial Motion Corp in a tax-efficient Reverse Morris Trust transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited combined balance sheets of the Automation & Specialty Business of Fortive Corporation as of December 31, 2017 and 2016, the related combined statements of earnings, comprehensive income, changes in Parent’s Equity and cash flows for the years ended December 31, 2017, 2016 and 2015, and related notes and schedule

99.2	Unaudited combined condensed balance sheets of the Automation & Specialty Business of Fortive Corporation, as of March 30, 2018 and December 31, 2017, the related combined condensed statements of earnings, comprehensive income and cash flows for the three months ended March 30, 2018 and March 31, 2017 and changes in parent’s equity for the three months ended March 30, 2018, and related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

By:	/s/ Daniel B. Kim
Name:	Daniel B. Kim
Title:	Associate General Counsel and Secretary

Date: June 26, 2018